UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 15, 2018

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposal of Assets

Acquisition of Certain Pinnacle Assets

On October 15, 2018, Boyd Gaming Corporation (“Boyd Gaming”) completed its previously announced acquisition of Ameristar Casino Kansas City, LLC (“Ameristar Kansas City”), the owner and operator of Ameristar Casino Hotel Kansas City; Ameristar Casino St. Charles, LLC (“Ameristar St. Charles”), the owner and operator of Ameristar Casino Resort Spa St. Charles; Belterra Resort Indiana LLC (“Belterra Resort”), the owner and operator of Belterra Casino Resort located in Florence, Indiana; and PNK (Ohio) LLC (“Belterra Park”), the owner and operator of Belterra Park, located in Cincinnati, Ohio. Ameristar Kansas City, Ameristar St. Charles, Belterra Resort and Belterra Park are collectively referred to as the “Companies”.

Boyd Gaming acquired the Companies pursuant to a Membership Interest Purchase Agreement (the “Purchase Agreement”) made and entered into on December 17, 2017, by and among Boyd Gaming, Boyd TCIV, LLC, a wholly owned subsidiary of Boyd Gaming (“Boyd Sub”), Penn National Gaming, Inc. (“Penn”), and, solely following the execution and delivery of a joinder to the Purchase Agreement, Pinnacle Entertainment, Inc. (“Pinnacle Entertainment”) and its wholly owned subsidiary, Pinnacle MLS, LLC (collectively with Pinnacle Entertainment, “Pinnacle”), as amended as of January 29, 2018 (“Amendment No. 1”) and October 15, 2018 (“Amendment No. 2”). Pursuant to the Purchase Agreement, Boyd Gaming acquired from Pinnacle all of the issued and outstanding membership interests of the Companies as well as certain other assets (and assumed certain other liabilities) of Pinnacle related to the Companies (collectively, the “Acquisitions”). Each of the Companies is now a wholly owned subsidiary of Boyd Gaming.

The Acquisitions occurred substantially concurrently with the acquisition of Pinnacle Entertainment by Penn (the “Merger”) pursuant to the Merger Agreement, dated December 17, 2017, by and among Pinnacle Entertainment, Penn and Franchise Merger Sub, Inc., a wholly owned subsidiary of Penn.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 of Boyd Gaming’s Current Report on Form 8-K filed with the SEC on December 20, 2017 and is incorporated herein in its entirety by reference, the full text of Amendment No. 1, a copy of which is filed as Exhibit 2.11 to Boyd Gaming’s Annual Report on Form 10-K filed February 26, 2018 and is incorporated herein in its entirety by reference, and the full text of Amendment No. 2, a copy of which is attached hereto as Exhibit 2.3.

Acquisition of Belterra Park Real Property

Concurrently with the Acquisitions, Boyd (Ohio) PropCo, LLC, a wholly owned subsidiary of Boyd Sub (“Boyd PropCo”), acquired the real estate associated with Belterra Park in Cincinnati, Ohio (the “Belterra Park Real Property Sale”) utilizing mortgage financing from a subsidiary of Gaming and Leisure Properties, Inc. (“GLPI”), pursuant to an agreement, dated December 17, 2017, by and between Penn, Gold Merger Sub, LLC, a wholly owned subsidiary of GLPI (“Gold Merger

Sub”), Belterra Park, and Pinnacle Entertainment (the “Belterra Park Purchase Agreement”), and a Novation and Amendment

Agreement, dated October 15, 2018, by and among Penn, Gold Merger Sub, Boyd PropCo, Belterra Park and Pinnacle Entertainment (the “Novation Agreement”). Pursuant to the Novation Agreement, Gold Merger Sub, the original purchaser under the Belterra Park Purchase Agreement, assigned, transferred and conveyed to Boyd PropCo and Boyd PropCo accepted Gold Merger Sub’s rights, title and interest in the Belterra Park Purchase Agreement.

The foregoing descriptions of the Belterra Park Purchase Agreement and the Novation Agreement do not purport to be complete and are qualified in their entirety by the full text of such agreements filed as Exhibits 2.4 and 2.5, respectively, hereto and incorporated herein by reference.

Master Lease

Pursuant to the Purchase Agreement, Boyd Sub entered into a Master Lease, dated October 15, 2018, with Gold Merger Sub, as landlord (the “Master Lease”), and Boyd Sub, as tenant, pursuant to which the landlord agreed to lease to Boyd Sub the facilities associated with Ameristar Kansas City, Ameristar St. Charles, Belterra Resort and Ogle Haus, LLC, a wholly owned subsidiary of Belterra Resort (“Ogle Haus”), commencing on October 15, 2018 and ending on April 30, 2026 as the initial term (the “Initial Term”), with options for renewal.

The foregoing description of the Master Lease does not purport to be complete and is qualified in its entirety by the full text of such agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 15, 2018, Boyd Gaming issued a press release announcing the closing of the Acquisitions. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Boyd Gaming intends to file the financial statements required by Item 9.01(a) in an amendment to this Current Report on Form 8-K no later than 71 days after the required filing date for this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

Boyd Gaming intends to file pro forma financial information required by Item 9.01(b) in an amendment to this Current Report on Form 8-K no later than 71 days after the required filing date for this Current Report on Form 8-K.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Membership Interest Purchase Agreement, made and entered into on December 17, 2017, by and among Boyd Gaming Corporation, Boyd TCIV, LLC, Penn National Gaming, Inc., and, solely following the execution and delivery of a joinder to the Purchase Agreement, Pinnacle Entertainment, Inc. and Pinnacle MLS, LLC (Incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed with the SEC on December 20, 2017).

2.2*	Amendment No. 1 to Membership Interest Purchase Agreement, dated January 29, 2018, by and among Boyd Gaming Corporation, Boyd TCIV, LLC, Penn National Gaming, Inc., and, solely following the execution and delivery of a joinder to the Purchase Agreement, Pinnacle Entertainment, Inc. and Pinnacle MLS, LLC (incorporated by reference to Exhibit 2.11 of Boyd Gaming Corporation’s Annual Report on Form 10-K filed February 26, 2018).

2.3*	Amendment No. 2 to Membership Interest Purchase Agreement, dated October 15, 2018, by and among Boyd Gaming Corporation, Boyd TCIV, LLC, Penn National Gaming, Inc., and, solely following the execution and delivery of a joinder to the Purchase Agreement, Pinnacle Entertainment, Inc. and Pinnacle MLS, LLC.

2.4*	Belterra Park Purchase Agreement, dated December 17, 2017, by and between Penn National Gaming, Inc., Gold Merger Sub, LLC, PNK (Ohio), LLC and Pinnacle Entertainment, Inc.

2.5*	Novation and Amendment Agreement, dated October 15, 2018, by and among Penn National Gaming, Inc., Gold Merger Sub, LLC, Boyd (Ohio) PropCo, LLC, PNK (Ohio), LLC and Pinnacle Entertainment, Inc.

10.1	Master Lease, dated October 15, 2018, by and between Gold Merger Sub, LLC and Boyd TCIV, LLC.

99.1	Press Release, dated October 15, 2018.

*

Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Boyd Gaming hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boyd Gaming Corporation

Date: October 18, 2018	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer